Inventories	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories
Inventories

	December 31,
(in thousands)	2012	2011
Finished goods and work-in-process	$265,017	$249,826
Raw materials	48,881	50,037
Stores, supplies, and other	8,776	6,922
	$322,674	$306,785

The reserve for obsolete and slow-moving inventory amounted to $1 million at December 31, 2012 and $2 million at December 31, 2011. These amounts are included in the table above.
Our foreign inventories amounted to $205 million at December 31, 2012 and $203 million at December 31, 2011.
Our U.S. inventories, which are stated on the LIFO basis, amounted to $111 million at December 31, 2012, which was below replacement cost by approximately $58 million. At December 31, 2011, LIFO basis inventories were $98 million, which was approximately $65 million below replacement cost.
During 2012, the TEL inventory quantities were reduced resulting in a liquidation of LIFO layers. The effect of this liquidation increased net income by $1.6 million. During 2011, the TEL and raw material petroleum additives inventory quantities were reduced resulting in a liquidation of LIFO layers. The effect of these liquidations increased net income by $300 thousand with $200 thousand from petroleum additives and $100 thousand from TEL.